Fourth Quarter 2024 Earnings Conference Call January 24, 2025 Louis J. Torchio T.K. Creal President and Chief Executive Officer Chief Credit Officer Douglas M. Schosser Michael D. Perry Chief Financial Officer Investor Relations Corporate Development & Strategy Sean P. Morrow Treasurer

Forward-looking Statements and Additional Information The information contained in this presentation may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to the following: inflation and changes in the interest rate environment that reduce our margins, our loan origination, or the fair value of financial instruments; changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs generally; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; changes in federal, state, or local tax laws and tax rates; general economic conditions, either nationally or in our market areas, that are different than expected, including inflationary or recessionary pressures; adverse changes in the securities and credit markets; cyber-security concerns, including an interruption or breach in the security of our website or other information systems; technological changes that may be more difficult or expensive than expected; changes in liquidity, including the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; the ability of third-party providers to perform their obligations to us; competition among depository and other financial institutions, including with respect to deposit gathering, service charges and fees; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to manage our internal growth and our ability to successfully integrate acquired entities, businesses or branch offices; changes in consumer spending, borrowing and savings habits; our ability to continue to increase and manage our commercial and personal loans; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; changes in the value of our goodwill or other intangible assets; the impact of the economy on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; our ability to receive regulatory approvals for proposed transactions or new lines of business; the effects of any federal government shutdown or the inability of the federal government to manage debt limits; changes in the financial performance and/or condition of our borrowers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board (“FASB”) and other accounting standard setters; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; our ability to access cost-effective funding; the effect of global or national war, conflict, or terrorism; our ability to manage market risk, credit risk and operational risk; the disruption to local, regional, national and global economic activity caused by infectious disease outbreaks, and the significant impact that any such outbreaks may have on our growth, operations and earnings; the effects of natural disasters and extreme weather events; changes in our ability to continue to pay dividends, either at current rates or at all; our ability to retain key employees; and our compensation expense associated with equity allocated or awarded to our employees. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in this presentation and in the Northwest Bancshares, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2023 under the section entitled "Item 1A - Risk Factors," and from time to time in other filings made by the Company with the SEC. These forward-looking statements speak only at the date of the presentation. The Company expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Company’s expectations with regard to any change in events, conditions or circumstances on which any such statement is based. Use of Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the end of this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures where applicable. 2

3 FOUNDED 1896 TOTAL ASSETS $14.4B TOTAL DEPOSITS $12.1B TOTAL LOANS $11.3B FINANCIAL CENTERS 130 ROA 0.91% ROE 8.2% NIM(1) 3.42% Northwest Bancshares At-A-Glance Diluted EPS $0.26 For the quarter ended December 31, 2024 (1) Non-GAAP measure- see slides 17-18 for reconciliation

4Q 2024 Highlights: Balance Sheet Management Results in Solid Performance 4 Balance Sheet Net Interest Margin Noninterest Income Noninterest Expense Credit Quality • Loan growth muted with focus on re-mixing portfolio and profitable growth • Average commercial loans increased 6% QoQ and 24% YoY • Average deposits flat QoQ and up 2% YoY • Improved 9 bps QoQ due to lower cost of funds and stable asset yields • Total cost of funds decreased 12 bps as we have lowered rate offerings ahead of Fed rate cuts • Increase of $12 million QoQ and $11 million YoY • 4Q '24 includes a $5.9 million gain on sale of Visa B shares and $4.3 gain related to a low-income housing tax credit investment • 5% increase vs 3Q24 driven by increase in processing expense and merger/restructuring costs • Partially offset by decrease in personnel expenses • De-risking activities completed include sale of loans and transfer of certain loans to held-for-sale, driving a reduction in non-accrual and classified loans • Overall ALLL coverage of 1.04% and $15.5 million provision expense for loan losses

11,224 (71) (12) (38) (11) 113 11,205 3Q24 Residential Home Equity Consumer CRE Commercial 4Q24 10,700 10,800 10,900 11,000 11,100 11,200 11,300 11,400 11,500 6.74 6.63 6.57 6.41 6.29 4.52 4.71 4.79 4.81 4.92 5.19% 5.33% 5.47% 5.57% 5.56% 4.30% 4.80% 5.30% 5.80% 6.30% - 2.00 4.00 6.00 8.00 10.00 12.00 4Q23 1Q24 2Q24 3Q24 4Q24 Personal Banking Loans Business Banking Loans Loan Yield Loan Balances 5 4Q24 vs. 3Q24 4Q24 vs. 4Q23 Average balances ($ Millions) 4Q24 Change $ Change % Change $ Change % Residential mortgage 3,216 -71 -2.2% -227 -6.6% Home equity 1,154 -12 -1.1% -84 -6.8% Consumer 1,918 -38 -1.9% -137 -6.7% Commercial real estate 2,984 -11 -0.4% 33 1.1% Commercial 1,932 113 6.2% 368 23.5% Total Loans 11,205 -19 -0.2% -47 -0.4% Change in Loan Mix • Average loans flat QoQ, portfolio mix continued to become more commercially weighted • Company focused on profitable growth to drive margin expansion • Average commercial loans increased $113 million compared to 3Q24, or 6.2% despite some significant payoffs • Commercial growth funded through declines in residential mortgage and consumer portfolios, down 2.2% and 1.9% Summary Comments Loan Mix Change Loans declined $19MM, or -0.2% +6% $ m illi on s $ bi llio ns Combined Loan Average Balances

7,352 7,229 7,296 7,299 7,376 4,444 4,659 4,791 4,798 4,652 11,796 11,888 12,086 12,097 12,028 1.37% 1.61% 1.76% 1.78% 1.68% -0.30% 0.20% 0.70% 1.20% 1.70% 2.20% 2.70% 3.20% 3.70% - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 4Q23 1Q24 2Q24 3Q24 4Q24 Demand and Savings Time and Money Market Cost of Deposits 12,097 7 69 14 1 (159) 12,028 3Q24 Demand Int-bearing demand Money Market Savings Time 4Q24 11,600 11,700 11,800 11,900 12,000 12,100 12,200 12,300 12,400 Deposit Balances 6 4Q24 vs. 3Q24 4Q24 vs. 4Q23 Average balances ($ Millions) 4Q24 Change $ Change % Change $ Change % Demand 2,587 7 0.3% -89 -3.3% Interest-bearing Demand 2,636 69 2.7% 63 2.4% Money Market 1,981 14 0.7% -16 -0.8% Savings 2,153 1 0.0% 51 2.4% Time 2,671 -159 -5.6% 224 9.2% Total Deposits 12,028 -68 -0.6% 232 2.0% Change in Deposit Mix Deposit Growth and Cost of Deposits • Deposit balances remained strong as average total deposits were stable QoQ and grew 2% versus 4Q23 • Customer (non-brokered) average deposits declined $28 million QoQ, while brokered deposits decreased $132 million QoQ • The pace of volumes into higher-cost CDs and high-yield savings products continues to slow • Cost of deposits decreased 10 bps QoQ as impacts of Fed rate cuts flowed through Summary Comments Deposit Mix Change $ m illi on s $ m illi on s

333 (1) 1 9 342 0 3Q24 Loans Investments Borrowings Deposits 4Q24 300 305 310 315 320 325 330 335 340 345 350 9,120 9,320 9,491 9,517 9,441 792 714 567 465 467 2.04% 2.28% 2.40% 2.39% 2.27% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 8,000 8,500 9,000 9,500 10,000 10,500 4Q23 1Q24 2Q24 3Q24 4Q24 Interest Bearing Deposits Borrowings Cost of Funds % 107.1 104.1 107.7 112.2 115.0 3.16 3.10 3.20 3.33 3.42 2.95 3.05 3.15 3.25 3.35 3.45 3.55 3.65 3.75 98.0 100.0 102.0 104.0 106.0 108.0 110.0 112.0 114.0 116.0 4Q23 1Q24 2Q24 3Q24 4Q24 Net Intererst Income NIM% Net Interest Income (FTE) and NIM Trends $ m illi on s Net Interest Margin 7 • Net interest income increased 3% with NIM expanding to 3.42% from 3.33% in the previous quarter, inclusive of 6 bps benefit due to a non-accrual loan payoff in 4Q • Security Portfolio yields continue to increase as we continue to reinvest cash flow at higher yields than the current portfolio • Loan yields only decreased 1 bps despite Fed cuts • Total cost of funds decreased 12 bps as we have proactively lowered rate offerings ahead of Fed rate cuts $ m illi on s Summary Comments B ps Drivers of Net Interest Margin (FTE) Change $112 ($1) $0 $1 $3 $115 Net FTE Interest Income ($MM) Cost of Funds

Earning Asset & Funding Mix 8 Funding MixEarning Asset Mix Ending balances ($ Millions) 4Q24 Total % Fixed % Floating % Periodic % Securities 1,860 14% 96% 0% 4% Residential mortgage 3,178 24% 97% 2% 1% Home equity 1,149 9% 63% 37% 0% Consumer 1,995 15% 97% 3% 0% Commercial real estate 2,850 22% 24% 47% 29% Commercial 2,007 15% 28% 69% 3% Total 13,040 100% 67% 25% 8% Ending balances ($ Millions) 4Q24 Total % < 1 Year * > 1 Year * Demand 2,621 21% 100% 0% Interest-bearing Demand 2,667 22% 100% 0% Money Market 2,008 16% 100% 0% Savings 2,171 17% 99% 1% Time 2,678 22% 95% 5% Borrowings 476 2% 63% 37% Total 12,621 100% 97% 3% • Growth in Commercial Loans is gradually increasing floating % of total earning assets • Consumer loans are fixed but with shorter duration (vehicle loans) • Granular diversified deposit book, average balance of $18,000 • Customer deposits consist of over 650K accounts with an average tenure of 12 years • Time deposits have very short duration, allowing for benefit from lower rates to impact net interest expense *Interest rate reset period

2,015 (1) - - 4 11 2,029 3Q24 Treasury Municipal Corporate Agency CMO Agency MBS 4Q24 1,950 1,960 1,970 1,980 1,990 2,000 2,010 2,020 2,030 2,040 2,050 HTM, 37% AFS, 63% Municipal, 4% Treasury/Agency, 8% Corporate, 1% Agency MBS, 18% Agency CMO, 69% Securities Portfolio 9 • Securities Portfolio yield continues to increase as we reinvest cash flow at higher yields than the runoff portfolio • Securities Portfolio yield increased 3 bps to 2.58% in the quarter • Portfolio effective duration is 5.4 years • 37% of portfolio is HTM to protect capital Summary Comments 2.58% 2.55% Securities Book Yield Securities Portfolio QoQ change Securities Portfolio $ m illi on s Amortized Cost Securities Classification

29.17 27.96 (8.85) 27.83 40.06 29.17 27.96 30.56 27.83 40.06 (15.00) (5.00) 5.00 15.00 25.00 35.00 45.00 4Q23 1Q24 2Q24 3Q24 4Q24 Total Non-interest Income Total Non-intereince income - adjusted* Noninterest Income 10 • Noninterest income increased $12.2MM QoQ, driven by an increase in other operating income that included a $5.9MM gain on sale of Visa B shares and a $4.3MM gain related to a low-income housing tax credit (LIHTC) investment. • Noninterest income increased $11MM YoY, driven by continued growth in Trust income, higher gains on sale of SBA loans and BOLI income, partially offset by lower gains on sale of REO properties and a prior-year gain on sale of non-SBA loans Summary Comments Noninterest Income Trend $ m illi on s $ in thousands 4Q24 vs. 3Q24 4Q24 vs. 4Q23 Non-interest Income 4Q24 Change $ Change % Change $ Change % Service charges and fees 15,975 43 0.3% 53 0.3% Trust and other financial services 7,485 -439 -5.5% 601 8.7% Other operating income 13,299 12,272 1194.9% 10,834 439.5% Gain on sale SBA loans 822 155 23.2% 434 111.9% Bank-owned life insurance 2,020 586 40.9% 566 38.9% Mortgage banking income 224 -520 -69.9% -23 -9.3% Gain on real estate owned, net 238 133 126.7% -846 -78.0% Gain / (Loss) on Sale Loans 0 0 NA -726 -100% Gain / (Loss) on Sale Investments 0 0 NA 1 -100% Total Non-interest Income 40,063 12,230 43.9% 10,894 37.3% * Excludes Gain / (Loss) on Sale MSR and Gain / (Loss) on Sale Investments

50.2 51.5 53.5 56.2 53.2 38.1 37.5 37.0 34.5 39.3 2.4 1.0 1.9 0.0 2.9 90.7 90.0 92.4 90.8 95.3 64.7% 67.4% 65.4% 64.8% 59.6% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% 200.0% - 20.0 40.0 60.0 80.0 100.0 120.0 4Q23 1Q24 2Q24 3Q24 4Q24 Personnel Non-personnel Restructuring Efficiency Ratio Noninterest Expense 11 • Excluding merger and restructuring expenses, noninterest expense increased 2% QoQ and 5% YoY • Compensation and benefits decrease vs 3Q24, attributed to lower contract employee and benefits expense. YoY increase due to build-out of Commercial Business and related support functions. • Processing and other expenses were higher QoQ and YoY due to continued technology investments and the timing of charitable contributions Summary Comments Expense Mix and Efficiency Trend $ m illi on s * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. $ in thousands 4Q24 vs. 3Q24 4Q24 vs 4Q23 Non-interest Expense 4Q24 Change $ Change % Change $ Change % Compensation and employee benefits 53,198 -2,988 -5.3% 3,004 6.0% Processing expenses 15,361 791 5.4% 344 2.3% Premises and occupancy costs 7,263 148 2.1% 214 3.0% Office operations 3,036 225 8.0% -711 -19.0% Professional services 3,788 486 14.7% -2,467 -39.4% Federal deposit insurance premiums 2,949 186 6.7% 306 11.6% Marketing expenses 2,327 323 16.1% 1,010 76.7% Merger, asset disposition and restructuring expense 2,850 2,807 6527.9% 496 21.1% Other 4,554 2,581 130.8% 2,454 116.9% Total Non-interest Expense 95,326 4,559 5.0% 4,650 5.1% 4Q23 1Q24 2Q24 3Q24 4Q24 Efficiency Ratio 66.9% 68.6% 94.3% 65.2% 61.8% Efficiency Ratio* 64.7% 67.4% 65.4% 64.8% 59.6%

3.8 4.2 2.2 5.7 15.5 0.87% 0.12% 0.16% 0.07% 0.18% 0.35% -0.70% -0.20% 0.30% 0.80% 1.30% 0 2 4 6 8 10 12 14 16 18 4Q23 1Q24 2Q24 3Q24 4Q24 Provision for Credit Losses - Loans Net Charge-offs to Average Loans *Adj. for Net Charge-offs (Sold Loans) 125.8 (9.8) (14.7) 15.5 116.8 3Q24 Net Charge-offs *Net Charge-offs (Sold Loans) Provisions 4Q24 Allowance for Credit Losses 12 $ m illi on s • Overall ALLL coverage remains strong, decreasing to 1.04% due to the reduction in our criticized and classified loan portfolio • Net charge-offs of 87 bps increased vs 3Q24 due to charge-offs taken on the transfer of loans to held-for-sale. Adjusted net charge-offs were 0.35%, which were elevated from the prior quarter due to one larger commercial relationship charge-off. • $15.5 million provision expense for loan losses based on CECL modeling and the write-downs of loans sold and transferred to held-for-sale Summary Comments Allowance Quarter-over-Quarter Change Total Loans and Allowance $ m illi on s Net Charge-offs and Provision $ m illi on s 1.04% 1.11% Allowance to Loans 11,415 11,501 11,354 11,305 11,256 1.10% 1.09% 1.10% 1.11% 1.04% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 11,000 11,100 11,200 11,300 11,400 11,500 11,600 4Q23 1Q24 2Q24 3Q24 4Q24 Loan Balances Allowance to Loans *Net Charge-offs (Sold Loans) = Write-downs from transfer to held-for sale

97 98 105 78 78 0.67% 0.67% 0.73% 0.54% 0.54% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 0 20 40 60 80 100 120 4Q23 1Q24 2Q24 3Q24 4Q24 Nonperformaing Assets Percent of Total Assets 218.5 228.8 256.8 319.9 272.3 1.91% 1.99% 2.26% 2.83% 2.44% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% (10.0) 40.0 90.0 140.0 190.0 240.0 290.0 340.0 4Q23 1Q24 2Q24 3Q24 4Q24 Classified Loans Classified Loans to Total Loans Credit Quality 13 $ m illi on s Summary Comments Non-Performing Assets 30 Day Loan Delinquency $ m illi on s Classified Loans $ m illi on s 93.3 90.3 68.3 79.0 100.0 0.79% 0.76% 0.59% 0.70% 0.90% -0.10% 0.40% 0.90% 1.40% 1.90% - 20.0 40.0 60.0 80.0 100.0 120.0 4Q23 1Q24 2Q24 3Q24 4Q24 Delinquent Loans Delinquency Percentage • Disciplined underwriting focus has resulted in credit risk metrics remaining steady and below pre-pandemic as well as national levels • 4Q24 decrease in classified loans was primarily driven by a 4Q sale of certain classified loans ($15 million) and transfer of certain loans (primarily long term healthcare) to held for sale ($50 million). • Non-performing loans decreased $15.7 million, from 0.69% to 0.56% of loans

Commercial/CRE Loan Distribution 14 • Diverse portfolio has allowed Northwest to avoid material industry issues; Immaterial large metro office or rent controlled multi-family concentrations • Health care sector is a focus, see detail on slide 15 • Maturity and interest rate rollover risk is not significant Classified Loan by Collateral Type Commercial Commitments By IndustrySummary Comments Real Estate and Rental and Leasing 34.5% Manufacturing 11.2% Health Care and Social Assistance 9.3% Construction 5.2% Retail Trade 5.1% All Others ~15 other industries 34.8% $6.4B 48% of Total Loan Commitments Other Non RE Collateral 16% Nursing Home 15% Commercial Office Building 12% 5 or More Unit Dwelling 9% Retail Building 7% Multi-Use Bldg (comm/retl & residential) 6% All Others ~20 other property types 35% $272MM 2% of Total Loan Outstandings

Retail Building, 13.4% 5 or More Unit Dwelling, 13.3% Nursing Home, 10.4% Commercial Office Building - NOO, 10.5% Manufacturing & Industrial Building, 5.8% All Others ~30 other property types, 46.6% Commercial Real Estate Concentration 15 Nursing Home Quarterly Change • Outstandings reduced 16% or $59MM, from $362MM to $303MM • Classified outstandings reduced from 22% to 14% • .WARR of portfolio improved from 4.45 to 4.23 • Reimbursement rates from Medicare/Medicaid are finally catching up with inflation • Market appetite exists from an M&A perspective providing exit options Regulatory CRE Concentration 160% of T1+ACL Est. Top 5 Geographic Commercial Office Concentrations CBSA Commitment Buffalo NY $135,769,292 Harrisburg PA $40,035,400 Rochester NY $36,729,716 New York NY $28,482,698 Pittsburgh PA $25,769,247 Total $266,786,352 $2.9B 26% of Total Loan Outstandings

2025 Outlook 16 Net Interest Income: Increasing 1-3% YoY Net Interest Margin: Maintaining current levels between 3.30-3.40% Noninterest Income: Growing to $124-129MM Noninterest Expense: Increasing 2-4% YoY Tax Rate: Remaining flat to 2024 tax rate Net charge-offs: Trend towards normalized between 25bps-35bps Assumptions: • Outlook excludes any impact from previously announced Penns Woods Acquisition • Loan growth increases by 2-3% YoY • Heavy focus on Commercial loans and continued remixing of portfolio • Modest deposit growth 1-2% YoY • 1-2 rate cuts in 2025 • Normal seasonality between quarters

Non-GAAP Reconciliation 17*Dollars in thousands, except per share amounts

Non-GAAP Reconciliation – Continued 18 *Dollars in thousands